EcoScience Corporation
10 Alvin Court
East Brunswick, New Jersey  08816


     Reference is made to (i) the Stock Purchase Agreement ("Stock Purchase Agreement") between Cogentrix Delaware Holdings, Inc ("CDHI") and Ecoscience Corporation ("Ecoscience"), (ii) the promissory note of Ecoscience in favor of CDHI dated December 30, 1998 in the principal amount of $20,600,000 (the "Note"), (iii) the promissory note of Ecoscience in favor of CDHI dated March 15, 1999 in the principal amount of $1,000,000 (the "Extension Note") and (iv) the Stock Pledge Agreement ("Pledge Agreement") dated as of December 30, 1998, as amended, between Ecoscience and CDHI.

     Ecoscience desires to extend the date on which the principal amounts of the Note and the Extension Note are due and CDHI is willing to extend such payment date on the terms and conditions set forth herein.

     By its signature hereto, CDHI agrees that the (i) date for payment in one installment together with all interest accrued on the Note shall be extended from June 30, 1999 to July 31, 1999 and (ii) date for payment in one installment together with all interest accrued on the Extension Note shall be extended from June 30, 1999 to July 31, 1999. Each such extension shall be evidenced by the execution and delivery of an Allonge to Promissory Note in the form attached hereto; provided, that the failure of CDHI to attach an Allonge to the Note or the Extension Note, as applicable, shall not affect the validity of the extension of time for payment provided for herein.

     CDHI expressly reserves all rights and remedies it may have with respect to the Stock Purchase Agreement, the Pledge Agreement, the Note and the Extension Note and, except for the extension of time provided for payment provided for herein, no such right or remedy shall be deemed waived by CDHI.

     THIS LETTER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

                                         Sincerely yours,

                                         COGENTRIX DELAWARE HOLDINGS, INC.

                                         By:
                                            -----------------------------------
                                         Name: Thomas F. Schwartz
                                         Title: Senior Vice President - Finance
                                                and Treasurer

Acknowledged and agreed

Ecoscience Corporation

By:
   -----------------------
Name:
Title:

                                     ALLONGE
                                       TO
                                 PROMISSORY NOTE

     ALLONGE to PROMISSORY NOTE ("Note"), dated December 30, 1998, of ECOSCIENCE CORPORATION, a Delaware corporation, having its principal place of business at 10 Alvin Court, East Brunswick, New Jersey 08816 (the "Maker"), payable to the order of COGENTRIX DELAWARE HOLDINGS, INC., a Delaware corporation, having its principal place of business at 1105 North Market Street, Suite 1108, Wilmington, DE 19801 (together with his successors and assigns, the "Holder).

     The date for payment in one installment of the principal together with all interest accrued on the Note is extended from June 30, 1999 to July 31, 1999.


                                         COGENTRIX DELAWARE HOLDINGS, INC.


                                         By:
                                            ------------------------------------
                                         Name: Thomas F. Schwartz
                                         Title: Senior Vice President - Finance
                                                and Treasurer

                                         ECOSCIENCE CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                     ALLONGE
                                       TO
                                 PROMISSORY NOTE

     ALLONGE to PROMISSORY NOTE ("Note"), dated March 15, 1999, of ECOSCIENCE CORPORATION, a Delaware corporation, having its principal place of business at 10 Alvin Court, East Brunswick, New Jersey 08816 (the "Maker"), payable to the order of COGENTRIX DELAWARE HOLDINGS, INC., a Delaware corporation, having its principal place of business at 1105 North Market Street, Suite 1108, Wilmington, DE 19801 (together with his successors and assigns, the "Holder).

     The date for payment in one installment of the principal together with all interest accrued on the Note is extended from June 30, 1999 to July 31, 1999.


                                         COGENTRIX DELAWARE HOLDINGS, INC.



                                         By:
                                            ------------------------------------
                                         Name: Thomas F. Schwartz
                                         Title: Senior Vice President -
                                                   Finance and Treasurer

                                         ECOSCIENCE CORPORATION



                                         By:
                                            ------------------------------------
                                         Name:
                                         Title: